EX-99.2 CERTIFICATION OF CARL JOHAN TORNELL, PRINCIPAL FINANCIAL OFFICER



                                WRITTEN STATEMENT
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350

      The undersigned, Carl Johan Tornell, the Principal Financial Officer, of CellPoint, Inc. (the "Company"), pursuant to 18 U.S.C.ss.1350, hereby certifies that, to the best of his knowledge:

      (i) the Annual Report on Form 10-KSB of the Company (the "Report) fully complies with the requirements of section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

      (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 17, 2002

                                 /s/ CARL JOHAN TORNELL

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                                 CARL JOHAN TORNELL, PRINCIPAL FINANCIAL OFFICER